Clearwater Paper Corporation Jefferies 2011 Global Industrial and A&D Conference August 9, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements regarding our strategies to grow our business, the benefits of, and synergies from, our Cellu Tissue acquisition, internal and external pulp purchases and transfers, internal pulp production and requirements, customer purchases of Private Label tissue, production capacity of operating divisions, completion of additional converting and paper making capacity and the expected financial returns from these investments, efficiency projects and reductions to our cost structure, our share repurchase program and stock split and the expected benefit thereof, our capital allocation objectives, our financial priorities, such as growing free cash flow and maintaining modest leverage, estimated annual
EBITA sensitivities, the cost and timing to complete new facilities, future growth and market opportunities, sales volumes, input costs, and our financial condition and results of operations.  Words such as “anticipate,” “expect,” “intend,” “will,” “plan,” “target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our Form 10-K for the year ended December 31, 2010, as well as the following:
•
an inability to successfully implement our expansion and operating strategies;
•
difficulties with the integration process or the realization of the benefits expected from the acquisition of Cellu Tissue;
•
difficulties with the completion of our new tissue making and converting facilities;
•
the Cellu Tissue acquisition may expose our operations to unidentified liabilities;
•
changes in the cost and availability of wood fiber used in the production of our products;
•
changes in freight costs and disruptions in transportation services;
•
changes in raw material costs and energy availability and costs;
•
changes in customer product preferences and competitors’ product offerings;
•
changes in the United States and international economies and in general economic conditions in the regions and industries in which we operate;
•
cyclical industry conditions;
•
the loss of business from any of our three largest Consumer Products segment customers or a large Pulp and Paperboard segment customer;
•
competitive pricing pressures for our products;
•
reliance on a limited number of third party suppliers for raw materials;
• our qualification to retain, or ability to utilize, tax credits associated with alternative fuels or cellulosic biofuels and the tax treatment associated with such credits;
•
unforeseen environmental liabilities or expenditures;
• unanticipated manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilitates caused by fire or weather-related events and IT system failures;
• changes in the relationship between supply and demand in the forest products industry, including the amount of available manufacturing capacity and wood fiber used in manufacturing our products;
•
changes in expenses and required contributions associated with our pension plans;
•
labor disruptions;
•
an inability to fund our debt obligations;
•
restrictions on our business from debt covenants and terms;
•
changes in laws, regulations or industry standards affecting our business; and
•
changes in exchange rates between the U.S. dollar and other currencies.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

• We are a company formed two years ago with
more than 60 years of operating history
• A leader in Private Label consumer tissue and
bleached paperboard
• Focused on producing high quality products
that help our customers build their brands
• Operate in two segments of similar size
1
– Pulp and Paperboard – 51%
– Consumer Products – 49%
• Financial overview
– LTM 6/30/11 Net Sales: $1.7 billion
– LTM 6/30/11 Adjusted EBITDA: $189.4
million
– 5 year average annual Free Cash Flow
(FCF) generation (2006-2010): $76.9 million
1 Last twelve months (LTM) net sales as of 6/30/11
Introduction to Clearwater Paper

• Lead Private Label quality
• Expand geographically
• Expand retail channel
penetration
Our Strategy
Grow our Tissue
Business
New Shelby
Facility and
CLU
Acquisition
• Improve sales mix
• Reduce costs
• Continue to improve quality
LEAN
Manufacturing
and Capital
Improvements
=
=
Build a High
Performance
Culture
• Develop common culture
• Drive for results
• Attract and retain high
performers
Core Values
and Talent
Management
=
Optimize
Profitability of
Paperboard
Business

4 New Shelby Facility

Shelby
• ON BUDGET with original estimate of $260-
$280 million
• ON TIME with original construction
projections
• ON QUALITY with selection of Metso
technology
• ON TASK with dedicated project team to
ensure results
5
• First two converting lines operational
• Consolidate third-party warehouse to
Shelby
• Paper machine and remaining
converting lines operational
• Commence product trials

Shelby 6

Shelby 7

Shelby 8

9 Cellu Tissue Acquisition

of the total category

Expansion Opportunities
Clearwater Paper has been a strong influence in the development of private label tissue in the Western U.S.  An opportunity exists to grow private label category development and company share in the Eastern U.S.
Source:  SymphonyIRI InfoScan.  52 Weeks Ending May 29, 2011
Data excludes Cellu Tissue
WESTERN
GROCERY
23% of the U.S. Population
Corporate Brand
39%
of the total category
Clearwater Paper
91%
of total corporate brand
MID-WESTERN
GROCERY
33% of the U.S. Population
Corporate Brand
27%
of the total category
Clearwater Paper
66%
of total corporate brand
EASTERN
GROCERY
44% of the U.S. Population
Corporate Brand
24%
of the total category
Clearwater Paper 28% of total corporate brand
TOTAL U.S.
GROCERY
100% of the U.S. Population
Corporate Brand 28%
Clearwater Paper 57% of total corporate brand

The acquisition of Cellu Tissue provides us with . . .
• A national manufacturing footprint that allows greater
efficiencies
• New retail channel opportunities
• Estimated annual run rate synergies of $35-$40 million by the end of 2012
Strategic Benefits of Acquisition

Estimated Breakdown of Acquisition Synergies*

Manufacturing –
Moving parent rolls to converted
cases
Transportation –
Product spec changes and lower
miles
Warehousing –
Closing duplicate facilities
Procurement –
Purchasing power and economies
of scale
Fiber – Increased use of internal pulp
Wages – Streamlining processes and overhead
Dedicated team focused on delivering synergies!
* Estimated annual run rate synergies of $35-$40 million by the end of 2012

13 Consumer Tissue

Attractive Industry Characteristics
Within the tissue market, Private Label penetration has also grown substantially since 2002
2
The tissue market has grown an average of 2% annually since 1996
1
Source:  RISI and IRI
1  Based on converted short tons
2  Represents market share as a % of sales in U.S. grocery channel

Therefore they require:
• National brand-like quality to support high quality store
brands
• High quality packaging and branding support
• Complete mix of product offerings to support retailer
assortment objectives
• Category management support and expertise
• Experience and execution to deliver a comprehensive
Private Label tissue program
Private Label is a Strategic Focus for Retailers

Private Label Packaging Quality is More Important Than
Ever Before

Mid 60’s to 70’s
2011
• Private Label tissue packaging has become
more brand-like in quality since the early
days of generic store brand tissue
• Clearwater Paper manages over 1,300 retail
package sku’s for its customers

Tissue is an Important Category for Retailers
SOURCE:  52 Week Sales Food, Drug, Mass without Wal-Mart, May 29, 2011, Symphony IRI

Segment % Category (cases) Annual Sales
Bath Tissue 55% $4.2B
Paper Towels 32% $2.5B
Facial Tissue 7% $795MM
Paper Napkins 6% $360MM
Est. Total Category $7.86B

The Tissue Category – Lots of Options For Consumers . . . .
• Single Ply
• Double Ply
• Triple Ply
• Ultra Quality
• Premium Quality
• Value Quality
• Economy Quality
• Virgin Fiber
• Recycled Fiber

The Tissue Category – even more options… 19

Complex Category Segmentation Requires Expertise
• Clearwater Paper is well represented in all segments of the tissue category, including a leading presence in the value and economy product tier
• Clearwater Paper is the category leader in providing a full-range of product tier offerings nationwide
Quality
Tier
Bathroom Tissue
Household
Towels
Facial Tissue Napkins
3 National Brands
Private Label
4, 6, 9, 12, 18, 24, 30
roll packs
Private Label
1,2,6,8,12,15 roll packs
Private Label
Multiple standard count
cartons
2 National Brands
Private Label
40,60,100,200 count
packs
30% of Bath Segment                                              53% of Towel Segment                                             24% of Facial Segment                                            30% of Napkin Segment
Private Label
4, 6, 9, 12, 18, 24, 30
roll packs
Private Label
1,2,3,6,8,12 roll packs
Private Label
Multiple  standard
count cartons
Private Label
160,200 count packs
45% of Bath Segment                                              24% of Towel Segment                                             71% of Facial Segment                                            10% of Napkin Segment
No Leading National
Brand
Private Label
1, 4, 6, 9, 12, 24 roll packs
No Leading National
Brand
Private Label
1,3,6,8,12,15 roll packs
No Leading National
Brand
Private Label
No standard counts
No Leading National
Brand
Private Label
Multiple standard counts
23% of Bath Segment                                              20% of Towel Segment                                             4% of Facial Segment                                             56% of Napkin Segment
Small Niche Brands
Private Label
4, 6, 12 roll packs
Private Label
1,3,6 roll packs
Small Niche Brands
Private Label
No standard counts
Small Niche Brands
Private Label
No standard counts
2% of Bath Segment                                               3% of Towel Segment                                              1% of Facial Segment                                             4% of Napkin Segment
ULTRA
highest
quality
attributes
PREMIUM
higher
quality
attributes
VALUE /
ECONOMY
lower
quality,
price driven
value
GREEN
RECYCLED
Niche
segment
for green
consumers
2 National Brands
2 National Brands
2 National Brands
2 National Brands 2 National Brands
Small Niche Brands
2 National Brands

Clearwater Paper Adds Unique Value Through FSC and Rainforest Alliance Certification 21

22 Paperboard

Attractive Industry Characteristics
100
99
105
103
108
102
100 100
101
106
108 108
109
108
97
101
$880
$760
$810
$740
$713
$773
$728
$700 $727 $713
$772
$718
$861
$961
$1,031
$1,082
600
800
1,000
1,200
60
80
100
120
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
U.S. Bleached Paperboard Demand (Indexed)² U.S. Bleached Paperboard Price ($/short ton)³
Source:  RISI.
1  Top 5 manufacturers in 1998 were International Paper, Westvaco, Temple-Inland, Georgia-Pacific and Potlatch. Top 5 manufacturers in 2010 were International Paper, MeadWestvaco,
Georgia-Pacific, Evergreen Packaging and Clearwater Paper
2  Based on tons produced
3  Average price per short ton of 16 pt. SBS folding carton C1S
2010 North American Bleached
Paperboard (SBS) Production
Pulp and Paperboard
1
Capacity
Top 5 Manufacturers
Stable demand for U.S. paperboard products
Demand
Price

Estimated Industry Mix 24 SOURCE: RISI / Company Websites / Internal Estimates Cup Liquid Packaging Folding/CIS

Efficiency and Optimization
• Lean initiatives focusing on non-capital solutions for driving out waste and improving quality
• Cost reduction projects:
• Lower Columbia reload facility for sawdust to increase fiber supply
• Chip screening at Lewiston to improve quality
• Refocusing pulp mill operations as cost centers to
concentrate resources on improving efficiency
• Strong pulp integration – we produce 68% of our pulp
requirements

Lower Columbia Reload Facility 26

27 Financial Overview

Financial Priorities
• Grow free cash flow through strong operating performance
• Maintain modest leverage in the range of Net Debt/EBITDA of
1x – 4x
• Focus on appropriate liquidity levels for growth and business cycles
• Deploy capital effectively and perform post audits

Stock Repurchase
Debt Pay Down
Pension Payments
Dividend
Shorter
Longer
Illustrative of Projects Meeting Return Hurdle Rates
Greenfield
M&A
29
Our objective is to allocate capital using a dynamic framework to create strong returns to shareholders while providing appropriate liquidity to meet growth objectives and compete effectively
Capital Allocation
Return Timeframe
Capital allocation CLW has deployed
Capital

Recent Financial Announcements
Share Repurchase
• Repurchase of up to $30 million of common stock
• Expect to fund repurchase with cash on hand
• May repurchase shares in the open market or as otherwise may be determined by management, subject to market conditions, business opportunities, and other factors
• Purchases would help offset share dilution from equity incentive plans
2-for-1 Stock Split
• Stock dividend payable on August 26, 2011 to shareholders of record on August 12, 2011
• 11,519,260 shares outstanding at June 30, 2011.  Immediately following the distribution of the stock dividend, approximately 23 million shares outstanding
• Split intended to improve share liquidity
• Significant share price appreciation since spin also a factor

CPD PPD Adj. EBITDA Margin %
Financial Track Record
Adjusted EBITDA and Segment Adjusted EBITDA
5 Yr. Average (excluding LTM): $124
$41
$34
$53
$138
$87
$78
$70
$80
$35
$51
$111
$139
9.0%
8.8%
6.0%
13.9%
12.2%
11.4%
2006 2007 2008 2009 2010 LTM
$445 $452
$504
$554
$570
$825
$672
$731
$751
$696
$803
$876
2006 2007 2008 2009 2010 LTM
31
($ in millions)
Net Sales and Segment Net Sales
$1,117
$1,183
$1,255
$1,250
$101
$104
$75
$174
$1,373
$167
$1,701
$189
3
1
2
1 Excludes intersegment net sales and transfers. Net sales for 2010 for CPD includes four days of Cellu Tissue results. Prior periods have no Cellu Tissue amounts
2  See Appendix: “Detailed Financials” for the definition of Adjusted EBITDA and Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measures
3  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by Net Sales
5 Yr. Average (excluding LTM): $1,236

Historical Cost Drivers - Wood Fiber

Total Cost :
% of Total
Cost of Sales
2009
2010 2008
$325.4 M
28%
$269.7 M
26%
$314.3 M
27%
1  Excludes intersegment amounts and CLU amounts prior to acquisition
• Wood fiber includes pulp, wood chips, sawdust and saw logs
• Historically, we were a net buyer of approximately 85,000 tons of pulp annually.   Going forward,
we expect to be a net buyer of approximately 400,000 tons of pulp annually
• Historically and prior to the Cellu Tissue acquisition, we produced approximately 800,000 tons of pulp representing about 92% of our total annual pulp needs.  We expect to continue to produce the same amount of pulp going forward, which would represent approximately 68% of our total anticipated annual pulp needs
• Generally we use a mix of pulp including northern softwood, southern softwood, northern hardwood, eucalyptus and recycled
• Commencing on January 1, 2011, we began accounting for the transfer of pulp from the Pulp and
Paperboard division to the Consumer Products division at cost instead of market price because, over time, we intend to use all of our pulp internally. Accordingly, there will be no intersegment sales for this item going forward
$124.9 M
29%
Q2’11
LTM
6/30/11
$394.5 M
28%
Wood
Fiber
1

Historical Cost Drivers – All Other

Total Cost:
% of Total
Cost of Sales
2009
2010
Energy
2008
Total Cost:
% of Total
Cost of Sales
Total Cost :
% of Total
Cost of Sales
$143.0 M
12%
$114.7
10%
$97.3
9%
$92.0
8%
$123.2
10%
$100.3
9%
$117.3
10%
$ 61.9
5%
$70.0
7%
$82.4
7%
$123.2 M
12%
$132.3 M
11%
Maintenance
& Repair
Total Cost:
% of Total
Cost of Sales
Chemicals
1  Excludes related labor costs
Transportation
Q2’11
$31.8
7%
$36.6
8%
$22.3
5%
$44.3 M
10%
$111.5
8%
$131.1
9%
$87.4
6%
$151.8 M
11%
LTM
6/30/11
1

Cost Sensitivities
Change EBITDA
Variable Metric $/Unit ($ Millions)
Purchased Pulp $/Ton $50.00 +/- $20
Chips/Sawdust $/Ton $5.00 +/- $9
Transportation $/Gallon $1.00 +/- $9
Chemicals $/Prod Ton $5.00 +/- $7
Natural Gas $/mmbtu $0.50 +/- $5
Estimated Annual EBITDA Sensitivities
$0 $5 $10 $15 $20
$25
+/-
+/-
+/-
+/-
+/-

($ in millions)
1 See Appendix “Detailed Financials” for the definition of EBITDA, Adjusted EBITDA and Free Cash Flow as well as a reconciliation to the most comparable GAAP measures. 2009, 2010 and LTM amounts are Adjusted EBITDA and all other periods represent EBITDA
2 See Appendix “Detailed Financials” or supporting schedules
3 We converted gallons previously claimed un the Alternative Fuel Mixture Tax Credit, or AFMTC, to Cellulosic Biofuel Producer Credit, or CBPC
Free Cash Flow
Free cash flow on an LTM basis was impacted by Shelby capital, taxes paid in connection with our transition to CBPC and pension funding
2006 2007 2008 2009 2010
LTM through
6/30/11
EBITDA/Adjusted EBITDA
1
$100.6 $103.7 $75.4 $174.3 $166.8 $189.4
Capital Expenditures (27.5) (20.5) (21.3) (19.3) (46.1) (94.9)
Cash Taxes Paid
2
(12.4) (14.1) (5.6) (41.3) (28.6) (55.3)
Cash Net Interest Expense (13.0) (13.0) (13.1) (15.1) (15.9) (30.1)
Working Capital Dec (Inc)
2
13.9 37.6 (21.2) (99.6) 88.5 (57.6)
Other Cash Flow Items
2
6.9 (5.7) 6.6 88.2 (44.7) (31.2)
Free Cash Flow
1
$68.5 $88.0 $20.8 $87.2 $120.0 (79.7)
3

($ in millions)
Balance Sheet
2009 2010 Q2 2011
Current Assets
Cash & Short-Term Investments $190.8 $148.7 $128.1
Receivables, net 94.5 153.3 182.0
Taxes Receivable 101.3 10.4 12.2
Inventories 169.8 228.3 223.6
Prepaid Expenses and Other 15.9 48.8 50.2
$572.3 $589.5 $596.1
Long-Term Assets
Property, Plant & Equipment 364.0 654.5 696.8
Goodwill & Intangibles - 285.9 282.5
Other 11.2 15.4 13.5
375.2 955.8 992.8
Total Assets $947.5 $1,545.3 $1,588.9
Current Liabilities
Accounts Payable & Accrued Liabilities 109.8 184.6 183.2
Other 9.9 10.5 25.0
Long Term Liabilities
Long Term Debt 148.3 538.3 523.6
Deferred Taxes - 61.1 75.5
Other Long Term Obligations 242.3 210.5 215.5
Accrued Taxes 73.5 72.0 73.4
Total Liabilities $583.8 $1,077.0 $1,096.2
Total Stockholders' Equity $363.7 $468.3 $492.7
Total Liabilities & Stockholders' Equity $947.5 $1,545.3 $1,588.9
Cash and Short-Term Investments $190.8 $148.7 $128.1
Available Revolver Amount 106.8 121.0 116.6
Total Liquidity $297.6 $269.7 $244.7
Adjusted EBITDA to Interest Expense, net
1
11.2X 7.4X 4.8X
Total Debt/Adjusted EBITDA
0.9 3.2 NA
1 See Appendix “Detailed Financials” for the definition of EBITDA, Adjusted EBITDA and Free Cash Flow as well as a reconciliation to the most comparable GAAP measures.  2009, 2010 and
LTM  amounts are Adjusted EBITDA and all other periods represent EBITDA
Assets
Liabilities
1

37 Appendix: Detailed Financials

Income Statement
($ in millions)
1 See Appendix for definition of EBITDA and a reconciliation to most comparable GAAP measure
2006 2007 2008 2009 FY 2010 Q2 2011
LTM Through
6/30/11
Net Sales $1,116.9 $1,183.0 $1,255.3 $1,250.1 $1,373.0 $494.6 $1,658.9
Costs & Expenses
Materials, Labor, & Other Operating Expenses 1,033.6 1,083.8 1,179.4 1,052.2 1,173.8 433.3 1,433.6
Selling, General, & Administrative 45.5 46.8 47.4 71.1 100.4 27.5 117.0
Income from Canadian Lumber Settlement 8.5 - - - - - -
Alternative fuel mixture tax credit - - - 170.6 - - -
Earnings (Loss) Before Interest, Other,
Debt Retirement Costs and Income Taxes
$46.3 $52.4 $28.5 $297.4 $98.8 $33.8 $108.3
Margin (%) 4.1% 4.4% 2.3% 23.8% 7.2% 6.8% 6.5%
Depreciation and Amortization 54.3 51.3 47.0 47.4 47.7 18.9 61.5
EBITDA
1
$100.6 $103.7 $75.4 $338.7 $146.5 $52.4 $169.1
Margin (%) 9.0% 8.8% 6.0% 27.1% 10.7% 10.6% 10.2%
Interest Expense 13.0 13.0 13.1 15.5 22.6 11.0 36.5
Debt Retirement Cost - - - 6.2 - - -
Other - - - - - 0.2 0.7
Earnings Before Income Taxes $33.3 $39.4 $15.3 $275.7 $76.2 $22.6 $71.1
Income Tax provision 12.4 14.1 5.6 93.2 2.4 8.6 (1.2)
Net Earnings $20.9 $25.3 $9.7 $182.5 $73.8 $13.9 $72.3

Reconciliation of GAAP to Non-GAAP:
Net Cash from Operating Activities to Free Cash Flow
($ in millions)
1 2009 amount excludes $170.6 million of alternative fuel mixture tax credits for the period late January through December 31, 2009
2006 2007 2008 2009 2010
LTM through
6/30/11
Net Cash Provided by Operating
Activities
1
$96.0 $108.5 $42.1 $54.2 $185.6 $65.4
Capital Expenditures (27.5) (20.5) (21.3) (19.3) (46.1) (94.9)
Non-cash Net Interest Expense - - - 0.4 6.7 6.4
Non-cash Tax Expense - - - 51.9 (26.2) (56.6)
Free Cash Flow
1
$68.5 $88.0 $20.8 $87.2 $120.0 (79.7)

Free Cash Flow – Working Capital
($ in millions)
       2006        2007         2008        2009        2010
  LTM through
6/30/11
Dec (Inc) in Receivables $(21.2) $18.8 $(8.8) $9.5 $(9.9) $(23.0)
Dec (Inc) in Tax Receivables - - - (101.3) $93.8 $(9.4)
Dec (Inc) in Inventories 32.1 (8.5) (14.0) (16.8) (3.9) (25.4)
Dec (Inc) in Prepaid Expenses (0.7) 0.4 (0.5) 0.1 (5.0) (0.9)
Inc (Dec) in Taxes Payable 4.6 18.1 0.8 (0.8) - (2.7)
Inc (Dec) in Accounts Payable
and Accrued Liabilities
(0.8) 8.9 1.3 9.7 13.5 3.8
Working Capital Dec (Inc) $13.9 $37.6 $(21.2) $(99.6) $88.5 $(57.6)

Free Cash Flow – Other
($ in millions)
       2006       2007         2008        2009        2010
LTM through
6/30/11
Equity-Based Compensation
Expense
$1.4 $3.3 $2.3 $5.6 $8.5 $8.4
Employee Benefit Plans 3.0 (1.0) 1.1 14.1 15.0 13.9
(Gain) Loss on Disposal of
Plant and Equipment
0.3 0.1 (0.2) 0.2 0.5 1.1
Change in Other Assets - - (1.6) (0.5) 0.1 6.0
Funding of Qualified Pension
Plans
(6.1) - - - (25.1) (24.6)
Excess Tax Benefit from Share-
based Payment Arrangements
- - - (0.1) (0.9) 1.7
Change in Non-current Accrued
Taxes
- - - 73.5 (4.3) (3.7)
Change in Deferred Taxes 8.3 (8.1) 4.9 (4.6) (15.0) (7.1)
Other - 0.1 0.1 - (23.5) (26.9)
Other Cash Flow Items $6.9 $(5.7) $6.6 $88.2 $(44.7) $(31.2)

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1  See last page of this Appendix for definitions of EBITDA and Adjusted EBITDA
($ in millions)
2006 2007 2008 2009 2010 Q2 2011
LTM through
6/30/11
Net Earnings $20.9 $25.3 $9.7 $182.5 $73.8 $13.9 $72.3
Income Tax Provision (Benefit) 12.4 14.1 5.6 93.2 2.4 8.6 (1.2)
Interest Expense 13.0 13.0 13.1 15.5 22.6 11.0 36.5
Earnings Before Interest and
Income Taxes
46.3 52.4 28.5 291.2 98.8 33.5 107.6
Depreciation & Amortization 54.3 51.3 47.0 47.4 47.7 18.9 61.5
EBITDA
1
$100.6 $103.7 $75.4 $338.7 $146.5 $52.4 $169.1
Alternative Fuel Mixture Tax
Credit
- - - (170.6) - - -
Debt Retirement Costs - - - 6.2 - - -
Cellu Tissue Acquisition
Related Expenses
- - - - 20.3 - 20.3
Adjusted EBITDA¹ $100.6 $103.7 $75.4 $174.3 $166.8 $52.4 $189.4

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Segment EBITDA and Segment Adjusted EBITDA
($ in millions)
1  See last page of this Appendix for definitions of Segment EBITDA and Segment Adjusted EBITDA
2006 2007 2008 2009 2010 Q2 2011
LTM Through
6/30/11
Consumer Products
Operating Income $25.7 $17.6 $37.3 $122.1 $63.7 $6.9 $38.8
Depreciation 15.8 16.3 15.7 16.0 17.0 12.2 33.0
Other, net - - - - - 0.3 (0.2)
Segment EBITDA
1
$41.5 $33.9 $53.0 $138.1 $80.7 $19.4 $71.6
Cellu Tissue Acquisition
Related Expenses
- - - - 6.4 - 6.4
Segment Adjusted EBITDA
1
$41.5 $33.9 $53.0 $138.1 $87.2 $19.4 $78.0
Pulp & Paperboard
Operating Income $32.2 $45.0 $4.4 $191.9 $81.9 $34.5 $111.4
Depreciation 38.1 34.6 30.9 29.9 28.7 6.5 27.2
Segment EBITDA
1
$70.2 $79.6 $35.3 $221.8 $110.6 $41.0 $138.6
Alternative Fuel Mixture Tax
Credits
- - - (170.6) - - -
Segment Adjusted EBITDA
1
$70.2 $79.6 $35.3 $51.1 $110.6 $41.0 $138.6

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition related expenses and  alternative fuel mixture tax credits. The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.
Segment EBITDA is a non-GAAP measure used by Clearwater Paper management. The most directly comparable GAAP measure is segment operating income. Segment EBITDA, as defined by Clearwater Paper management, is segment operating income adjusted for segment depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP.
Segment Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as Segment EBITDA adjusted for nonrecurring expenses or income, including alternative fuel mixture tax credits.  The most directly comparable GAAP measure is segment operating income.  It should not be considered as an alternative to segment operating income computed under GAAP.
Free Cash Flow is a non-GAAP measure that Clearwater Paper management uses to evaluate the financial performance of Clearwater Paper. The most directly comparable GAAP measure is net cash from operating activities. Free Cash Flow, as defined by Clearwater Paper management, is net cash from operating cash flows adjusted for capital expenditures, non-cash interest expense and non-cash tax expense. It should not be considered as an alternative to net cash from operating activities computed under GAAP.

45 Appendix: Estimated Pulp Flow and Synergy Example

Pulp Flows
1
Note: Assumes 60,000 tons in external pulp sales
32%
68%
Pulp Sources
Internal
External
1
460,000 MT
87%
13%
By Division
Consumer Products
30% 70%
Recycled/Virgin
40%
60%
Virgin
Idaho Pulp + Paperboard
NBSK
NBHK
Hardwood
BEK
NBHK
SBHK
Recycled
SOP, DIP,
Other
Softwood
NBSK
SBSK

Synergy Opportunity Example
large converting winder in Neenah, WI (formerly Cellu Tissue) can more efficiently produce Away-from-Home products and 1000 count bathroom tissue
Actions:
1. Relocate a wrapper machine from Elwood, IL (formerly CLW) to Neenah, WI
2. Reposition an underutilized case packer in Neenah, WI
3. Redirect the existing 1000 count product from Lewiston, ID (formerly CLW) and
Thomaston, GA (formerly CLU) to Neenah, WI
4. Increase the production schedule of the existing underutilized large converting winder in Neenah, WI from 5 to 7 days
Expected Results:
1. Creates new case capacity in the systems at Neenah, Lewiston and Thomaston
2. Reduces freight
3. Improves paper machine trim

Underutilized

48 Appendix: Other Information

30%
17%
16%
7%
6%
5%
4%
2%
2%
2%
1%
1% 1% 1%
1%
1% 0%
0% 0%
4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
49
2010 North American Tissue Market by Producer
Remaining Manufacturing Base Highly Fragmented
Large Brand Manufacturers
Source:  Equity research.
1  Represents Clearwater Paper tissue parent roll capacity combined  on a pro forma basis with Cellu Tissue tissue parent roll production.
1
The Combined Company was the Sixth-Largest Manufacturer in the
North American Tissue Market in 2010

1  Clearwater Paper capacities exclude tissue facility under construction in Shelby, NC expected to have 70,000 tons of annual capacity and converting facility expected to be operational in FY 2012.
2  Excludes foam capacity.
3  MG stands for machine-glazed paper.
50
National Manufacturing Footprint
Clearwater Paper Cellu Tissue Complementary Geographic Asset Bases
Bleached Paperboard 765,000 tons
Tissue Parent Roll 227,000 tons
Tissue Converting 221,000 tons
Pulp 845,000 tons
Sawmill 215,000 mbf
Clearwater Paper Capacities¹
Clearwater Paper Pulp
Clearwater Paper Sawmill
Clearwater Paper SBS
Cellu Tissue Tissue/MG Parent Roll3
Clearwater Paper Tissue Converting
Clearwater Paper Tissue Parent Roll
Cellu Tissue Headquarters
Cellu Tissue Tissue/MG Converting3
Clearwater Paper Headquarters
Spokane, WA
Corporate Headquarters
Lewiston, ID
Converting Capacity:
102,000 tons
Lewiston, ID (Sawmill)
Capacity: 215,000 mbf
Lewiston, ID (Pulp)
Capacity: 540,000 tons
Lewiston, ID (SBS)
Capacity:
435,000 tons
Lewiston, ID (Tissue)
Capacity: 189,000 tons
Las Vegas, NV (TAD)
Capacity: 38,000 tons
Las Vegas, NV
Converting Capacity:
51,000 tons
Cypress Bend, AR (Pulp)
Capacity: 305,000 tons
Cypress Bend, AR (SBS)
Capacity: 330,000 tons
Elwood, IL
Converting Capacity:
68,000 tons
Wiggins, MS
Capacity: 57,000 tons
Neenah, WI
Capacity:  85,000 tons
Ladysmith, WI
Capacity: 55,000 tons
Oklahoma City, OK
Converting Capacity:
19,000 tons
East Hartford, CT
Capacity: 29,000 tons
Gouverneur, NY
Capacity: 33,000 tons
Alpharetta, GA
Corporate Headquarters
Thomaston, GA
Converting Capacity:
58,000 tons
Long Island, NY
Converting Capacity:
38,000 tons
Shelby, NC (TAD)
Announced Capacity: 70,000 tons
Neenah, WI
Converting Capacity:
99,000 tons
Menominee, MI
Capacity: 32,000 tons
St. Catharines, ON (TAD)
Capacity: 46,000 tons
Cellu Tissue Capacities ²
Tissue Parent Roll 250,000 tons
Tissue Converting 214,000 tons
MG Parent Roll 4 87,000   tons
MG Converting 4 27,000   tons
Menominee, MI
Converting Capacity:
27,000 tons

North American Tissue Capacity Change

Company Date Capacity Furnish Notes
Announced:
First Quality – Anderson SC Q3 2011 70,000 V TAD
GP - Crossett Q2 2012 25,000* V TAD
First Quality – Anderson SC Q3 2012 70,000 V TAD
CLW – Shelby NC Q4 2012 70,000 V TAD
GP - Pt. Hudson Q4 2012 35,000* V TAD
Wausau Q1 2013 75,000 R AFH
P&G – Box Elder, UT Q3 2013 80,000 V TAD
425,000
Potentials:
Kruger 70,000* V TAD
South Carolina Tissue 33,000* V or R
South Georgia Tissue 33,000* V or R
ST Paper – Franklin, VA 70,000* R
Empire 70,000* R
* Estimated
Source:  RISI and Other Industry